                                                                   EXHIBIT 10.16

                                               Confidential Treatment Requested
                                             Under 17 C.F.R. (S)(S) 200.80(b)(4)
                                                      200.83 and 230.406


                       COLLABORATIVE RESEARCH AGREEMENT


                                    BETWEEN



                           THE DOW CHEMICAL COMPANY



                                      AND



                              DIVERSA CORPORATION

                               TABLE OF CONTENTS

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  ARTICLE                                  TITLE                                      PAGE NUMBER
---------------------------------------------------------------------------------------------------
     1                                  DEFINITIONS                                        1
---------------------------------------------------------------------------------------------------
     2                                  R&D PROGRAM                                        6
---------------------------------------------------------------------------------------------------
     3                                 LICENSE RIGHTS                                     14
---------------------------------------------------------------------------------------------------
     4                                    PAYMENTS                                        16
---------------------------------------------------------------------------------------------------
     5                     LICENSE AGREEMENT; DEVELOPMENT REPORTS                         17
---------------------------------------------------------------------------------------------------
     6                     TREATMENT OF CONFIDENTIAL INFORMATION                          17
---------------------------------------------------------------------------------------------------
     7                          INTELLECTUAL PROPERTY RIGHTS                              20
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     8        PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF            21
                                       PATENT RIGHTS
---------------------------------------------------------------------------------------------------
     9                                  LEGAL ACTION                                      22
---------------------------------------------------------------------------------------------------
    10                         TERMINATION AND DISENGAGEMENT                              23
---------------------------------------------------------------------------------------------------
    11                         REPRESENTATIONS AND WARRANTIES                             25
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    12                                INDEMNIFICATION                                     26
---------------------------------------------------------------------------------------------------
    13                               DISPUTE RESOLUTION                                   27
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    14                                 MISCELLANEOUS                                      28
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
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 APPENDIX                                  TITLE                                          PAGE
---------------------------------------------------------------------------------------------------
   A-1                                RESEARCH [*****]                                    A-1
---------------------------------------------------------------------------------------------------
   A-2                                 [*****] PLANS                                      A-2
---------------------------------------------------------------------------------------------------
   A-3                                 RMC MEMBERSHIP                                     A-3
---------------------------------------------------------------------------------------------------
   B-1                             PATENT RIGHTS [*****]                                  B-1
---------------------------------------------------------------------------------------------------
   B-2                         DIVERSA PATENT RIGHTS [*****]                              B-2
---------------------------------------------------------------------------------------------------

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

---------------------------------------------------------------------------------------------------
 APPENDIX                                   TITLE                                         PAGE
---------------------------------------------------------------------------------------------------
   B-3       PATENT RIGHTS [*****]                                                        B-3
---------------------------------------------------------------------------------------------------
   B-4                  [*****] DIVERSA PARENT RIGHTS [*****]                             B-4
---------------------------------------------------------------------------------------------------
    C                                MILESTONE PAYMENTS                                   C-1
---------------------------------------------------------------------------------------------------
    D                                 LICENSE AGREEMENT                                   D-1
---------------------------------------------------------------------------------------------------
    E                                [*****] PROCEDURES                                   E-1
---------------------------------------------------------------------------------------------------
    F                            MATERIAL TRANSFER AGREEMENT                              F-1
---------------------------------------------------------------------------------------------------
    G                                 LICENSED [*****]                                    G-1
---------------------------------------------------------------------------------------------------
    H                                 RESEARCH [*****]                                    H-1
---------------------------------------------------------------------------------------------------

                                      iii     * Confidential Treatment Requested

                        COLLABORATIVE RESEARCH AGREEMENT

                                    BETWEEN


                            THE DOW CHEMICAL COMPANY


                                      AND


                              DIVERSA CORPORATION

     COLLABORATIVE RESEARCH AGREEMENT (including the Appendices hereto, the "Agreement") by and between THE DOW CHEMICAL COMPANY, a corporation duly formed and existing under the laws of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America ("DOW" or a "Party"), and DIVERSA CORPORATION, a corporation duly formed and existing under the laws of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, California 92121, United States of America ("DIVERSA" or a "Party").

                                R E C I T A L S

     A. DIVERSA has discovered and developed enzymes and has expertise in the rearrangement of DNA to produce and discover genes utilizing proprietary technologies for the rapid discovery, development and optimization of enzymes.

     B. DOW has expertise in the discovery, development and production of chemical compounds.

     C. DOW and DIVERSA wish to enter into this Agreement in order to perform research together to discover and optimize the function of new genes, processes and products resulting thereupon that can be used by DOW to produce certain, desired commercial chemical compounds.

     D. DIVERSA will perform research either independently or with DOW on projects funded and supported by DOW in order to discover and develop such genes processes and products resulting therefrom for the purpose of development, manufacture use and sale of products by DOW.

     E.  DOW will perform research to develop products and technology [*****].

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereby agree as follows:


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

Article 1.  DEFINITIONS

When used in this Agreement, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1  "Affiliate" means any corporation, firm, limited liability company,
      ---------
     partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. Control for purpose means ownership, directly or through one or more affiliated entities, of [*****] or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or [*****] or more of the equity interests in the case of any other type of legal entity, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.2  "Agreement Term" means six months from the expiration or termination of
     ---------------
     the Research Term or until this Agreement is otherwise terminated as provided herein.

1.3  "Areas of Interest" means the development of [*****] Enzymes (as defined
      -----------------
     below) for use in the following [*****]:

     [*****]

1.4  "Confidential Information" means all information, Know-How, scientific,
      ------------------------
     technical, or non-technical data, samples and Materials, business plans, and marketing and sales information disclosed by one Party to the other hereunder or under the Option Agreement between DIVERSA and DOW dated June 30, 1997, whether disclosed or provided in oral, written (including but not limited to electronic, facsimile, paper or other means), graphic, photographic or any other form, except to the extent that such information:

     (i) as of the date of disclosure is known to the receiving Party as shown by written documentation, other than by virtue of a prior confidential disclosure from the disclosing Party to the receiving Party;

     (ii) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the receiving Party;

     (iii) as of the date of disclosure or thereafter is obtained from a Third Party free from any obligation of confidentiality; or

     (iv) as of the date of disclosure or thereafter is developed by the receiving Party independent of the disclosure by the disclosing Party as evidenced by written

                                       2      * Confidential Treatment Requested
          documentation.

1.5   "Consultants" means a non-Affiliate person who is under confidentiality to
       -----------
      and paid by a Party to act or advise on that Party's behalf under this Agreement.

1.6   "Controls" or "Controlled" means, with respect to intellectual property,
       --------      ----------
      possession (other than by virtue of this Agreement) of the ability to grant licenses or sublicenses to the other Party hereto without violating the terms of any agreement or other arrangement with any Third Party [*****].

1.7   "DIVERSA Intellectual Property" means DIVERSA Patent Rights and DIVERSA
       -----------------------------
      Know-How and Joint Intellectual Property.

1.8   "DIVERSA Know-How" means know-how Controlled solely by DIVERSA.  The term
       ----------------
      "know-how" means all Research Results and all know-how, nonpatented inventions, improvements, discoveries, data, instructions, [*****] information (including, without limitation, [*****] and information), processes, procedures, devices, methods and trade secrets which are conceived, discovered or invented during the Research Term in the course of performance of the R&D Program or which have been conceived, discovered or invented by DIVERSA prior to this Agreement, and which are necessary or appropriate to develop and commercialize Licensed Products; and does not include inventions within the Patent Rights.

1.9 "DIVERSA Patent Rights" means Patent Rights Controlled solely by DIVERSA [*****].

1.10  "DIVERSA Research Results" means Research Results invented or discovered
       ------------------------
       solely by DIVERSA.

1.11  "DOW Intellectual Property" means DOW Patent Rights and DOW Know-How and
       -------------------------
       Joint Intellectual Property.

1.12  "DOW Know-How" means Know-How Controlled solely by DOW.
       ------------

1.13  "DOW Patent Rights" means Patent Rights Controlled solely by DOW.
       -----------------

1.14  "DOW Research Results" means Research Results invented or discovered
       --------------------
       solely by DOW.

1.15  "Effective Date" means the date of last signature set forth at the end of
       --------------
       this Agreement.

1.16  "Field" means [*****]; all Areas of Interest shall fall within this field.
       -----

1.17  "FTE" means the equivalent of one full year of work on a full time basis
       ---
      by a scientist or other professional [*****]


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      [*****].

1.18  "Intellectual Property" means Diversa Intellectual Property and Dow
       ---------------------
      Intellectual Property.

1.19  "[*****] Enzyme" means an enzyme or enzymes, either ex vivo or in vivo,
       --------------
      provided to Dow by Diversa which is within the claims of DIVERSA Patent Rights or that incorporates, is derived from, or is identified, discovered, developed or made through the use of DIVERSA Know-How, which is developed from the [*****].

1.20  "Jointly Developed" or "Jointly Invented" means any item developed or
       -----------------      ----------------
      invented by both Parties in the course of the performance of the R & D Program during the Research Term. If the item developed or invented is a patentable invention, such invention is jointly developed if both Parties' employees or consultants are considered inventors under 35 U.S.C. et. seq., as interpreted by the U.S. Patent and Trademark Office and the United States courts.

1.21  "Joint Intellectual Property" means Joint Patent Rights and Joint Know-
       ---------------------------
      How.

1.22  "Joint Know-How" means Know-How which is Jointly Developed or Jointly
       --------------
      Invented.

1.23  "Joint Patent Rights" means Patent Rights which are Jointly Developed.
       -------------------

1.24  "Joint Research Results" means Research Results which are Jointly
       ----------------------
      Developed or Jointly Invented.

1.25  "Know-How" means all Research Results and all know-how, nonpatented
       --------
      inventions, improvements, discoveries, data, instructions, [*****] information (including, without limitation, [*****] and information), processes, procedures, devices, methods and trade secrets which are conceived, discovered or invented during the Research Term in the course of performance of the R&D Program, and which are necessary or appropriate to develop and [*****].

1.26  "License Agreement" means the agreement described in Section 5.1 hereof.
       -----------------

1.27  "Licensed Product" means (i) [*****] which is used to [*****], or (ii)
       ----------------
      [*****] and which is [*****] and which both (i) and (ii) are designated by the RMC and listed on Appendix G attached hereto, encompassed within [*****], which is attached hereto and made a part hereof. It is expected that [*****] at the exercise of each License Agreement.

1.28  "Material" means the original, tangible materials provided by DOW or
       --------
      DIVERSA to the

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

      other Party in order that the recipient can perform its obligations under the R&D Program and any exchange of samples developed during the R&D Program.

1.29  "Patent Rights" means (i) all patents and patent applications which are
       -------------
      conceived of by DIVERSA and/or DOW during the Research Term and in the course of performance of the R & D Program, and which are necessary for DOW to make, use or sell the Royalty Bearing Products (as defined in the License Agreement); if such patent rights arise they shall be listed on Appendix B-1, attached hereto and made a part hereof; (ii) the patents and patent applications listed on Appendix B-2, attached hereto and made a part hereof, are patent rights of DIVERSA that [*****]; (iii) the [*****]; and (iv) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (i) or (ii) above, and any substitutions, confirmations, patents-of-addition, registrations or revalidations of any of the foregoing, in each case,
                                                              ------------
      which are Controlled by DIVERSA or DOW during the Research Term and which are necessary for DOW to make, have made, use, sell, have sold, export or import the Royalty Bearing Products. All patents and patent applications subject to this definition are listed on Appendix B or will be included on Appendix B by the end of the Agreement Term.

1.30  "R&D Program" means the research and development program to be conducted
       -----------
      during the Research Term by DIVERSA and DOW pursuant to Section 2, as more fully described [*****].

1.31  "Research Data" means all data, [*****] and any other information
       -------------
      obtained or developed in the course of performance of the R&D Program.

1.32  "Research Management Committee" or "RMC" means the committee created
       -----------------------------      ---
      pursuant to Section 2.2 hereof and which membership is defined in Appendix A-3, attached hereto and made a part hereof.

1.33  "Research Materials" mean all tangible property obtained or developed in
       ------------------
      the course of performance of the R&D Program, including but not limited to [*****] Enzymes.

1.34  "Research Project Flow Chart" means a chart as Appendix H, attached hereto
       ---------------------------
      for reference, to aid in understanding the efforts made under this Agreement and the [*****].

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1.35  "Research Results" means Research Data and Research Materials.
       ----------------

1.36  "[*****]" means a specific target within [*****] as specifically
       -------
      described in Appendix A-1 hereto and made a part hereof, as may be amended from time to time by the RMC in its written minutes.

1.37  "[*****]" means a [*****] within [*****] as specifically described in
       -------
      Appendix A-1 hereto and made a part hereof, as may be amended from time to time by the RMC in its written minutes.

1.38  "Research Term" means the period commencing on the Effective Date and,
       -------------
      unless extended by written agreement of the Parties or sooner terminated as provided herein, terminating on the third (3) anniversary of the Effective Date.

1.39  "Responsible Party" shall have the meaning set forth in Section 8.1.2.
       -----------------

1.40  "Staffing Level" shall have the meaning set forth in Section 2.1.1(d).
       --------------

1.41  "Third Party" means any party who is not a Party, or an Affiliate.
       -----------

1.42  "[*****] Plans" mean the written plans drafted and approved by the RMC
       -------------
      defining the activities to be carried out for, and the budget for, each [*****] during each twelve month period of the R&D Program, as more specifically detailed in [*****] attached hereto and made a part hereof, as modified from time to time by the RMC in its written minutes. The [*****] Plan Procedures are provided in [*****], attached hereto and made a part hereof.

Article 2.  R&D PROGRAM

2.1  Implementation of the R&D Program.
     ----------------------------------

     2.1.1  Basic Provisions of Program.

            (a) The primary objective of the R&D Program shall be the identification and development of [*****] Enzymes providing enhanced or new properties useful in the [*****]. The Research [*****] indicates the progress expected to occur under this Agreement; namely, from [*****] discovery to [*****] Enzyme to identification of a Licensed [*****]. Once a Licensed [*****] is identified then the License Agreement pertains for the remainder of the [*****].

            (b) DIVERSA and DOW shall use their reasonable good faith efforts to conduct the research activities set forth in the [*****] Plans, and to provide Materials as set forth therein. Both Parties shall employ the best methods they know which are legally available to them to

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

                 perform the [*****] Plans. However, [*****] (which basis must be explained to DIVERSA) about the ability of DIVERSA to [*****], then DOW may request a modification to the [*****] Plan. DOW accepts that this could effect the ability to obtain the desired [*****] Enzyme(s) for the [*****].

            (c) The Research [*****] and Research [*****], both in [*****], are defined in the [*****] Plans in [*****], as amended from time to time by the RMC in its written minutes.

            (d) In carrying out the R&D Program, DIVERSA shall devote [*****] FTEs per year for each of the [*****] years of the Research Term ("Staffing Level"), and DOW shall pay DIVERSA for the services of such FTEs as set forth herein. At the request of DOW, DIVERSA will in good faith consider and discuss proposed increases or decreases to the Staffing Level with adjustments in payments. Notwithstanding the foregoing or anything contained herein to the contrary, that the Staffing Level shall remain at [*****] FTEs, unless the Parties, in each Party's sole discretion, agree in writing to increase or decrease the Staffing Level. Any increase or decrease to the Staffing Level agreed to by the Parties shall be [*****] in the relevant [*****] Plan for each Research [*****] or Research [*****] and the budget associated with such [*****] Plan. Unless previously consented to in writing by DOW, the budget for the [*****] Plan for each Research [*****] and Research [*****] shall remain within the funding proposed in Section 4. No more than [*****] times per Research Term year, DOW shall have the right to audit, at its expense, during regular business hours at DIVERSA's place of business and, if conducted at different sites also where the work is performed, both for the technology development and FTEs assigned to the R&D Program.

            (e) DIVERSA and DOW shall use commercially reasonable efforts to perform the tasks set forth in the [*****] Plans, and to provide the facilities, materials and equipment necessary to perform the research activities set forth in the [*****] Plans.

            (f) DIVERSA shall not be obligated to utilize more than [*****] FTEs per year in the R&D Program. DOW shall be responsible for the expense of research activities in the R&D Program that are [*****], provided that DOW is notified of the reasons why DIVERSA [*****], is notified of the [*****], and gives its prior written consent.
                 -------------

            (g) At such time as each [*****] Plan is under consideration by the RMC, DOW may propose to the RMC to [*****] any selected

                                       7      * Confidential Treatment Requested

                 Research [*****] or Research [*****] and upon acceptance of the proposal by the RMC in its written minutes, DIVERSA will [*****] in respect of such Research [*****] or Research [*****], subject to DOW's obligations to maintain the Staffing Level. In such event, DOW may propose a substitute Research [*****] or Research [*****] within [*****] of the Areas of Interest to be included in the R&D Program, which shall be subject to the approval of the RMC. In the event no replacement Research [*****] in any Area of Interest can be identified by DOW and approved by the RMC, then (i) DOW may propose a new [*****] which when accepted by the RMC would be added by amendment to this Agreement or a new Research [*****] or Research [*****] within the Field and if this new replacement is acceptable to DIVERSA, this new replacement shall be instituted promptly; or (ii) the Staffing Level will be adjusted in accordance with Section 2.1.1(d).

            (h) Upon any such abandonment under Section 2.1.1(g), DOW shall have no further commercial rights with respect to any [*****] Enzymes or other DIVERSA Intellectual Property related to the abandoned Research [*****] or Research [*****]. DIVERSA shall, however, be free to continue the research efforts on its own behalf or with a Third Party at [*****] to DOW. All Joint Intellectual Property related to any abandoned Research [*****] or Research [*****] shall be listed on [*****] 3, attached hereto and made a part hereof. DOW shall retain the right to do research or non-commercial development using such Research [*****]. However, if DOW should later develop during the Agreement Term a suitable [*****] which DOW then desires to commercialize and which product used [*****] Enzyme or DIVERSA Patent Rights, then DOW would request [*****] DIVERSA. Unless the abandoned Area of Interest has been [*****], DIVERSA shall negotiate using good faith efforts with DOW for such [*****].

     2.1.2  Collaborative Efforts and Reports.
            ---------------------------------

            (a) The Parties agree that the successful execution of the R&D Program will require the collaborative use of both Parties' areas of expertise. The Parties shall keep the RMC fully informed about the status of the portions of the R&D Program they respectively perform. Without limiting the foregoing, each Party shall furnish to the RMC [*****] reports within [*****] days after the end of each [*****] period, describing the progress of its activities in connection with the R&D Program in reasonable

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                 detail, including at least:

                         (i) an estimation by DIVERSA of the FTEs used for each Research [*****] and Research [*****] and the budget used for each [*****] Plan, and

                         (ii) a summary of the testing and development of [*****] Enzymes and Licensed [*****].

                  The reports described in this Section 2.1.2 (a) shall describe all [*****] Enzymes that have been put into [*****], and shall also contain sufficient other information to allow a Party to monitor the other Party's compliance with this Agreement, including without limitation, each Party's obligations with respect to the accomplishment of the [*****]. All reports and information provided under this Section 2.1.2 (a) shall be deemed Confidential Information of the Party which provided the information.

             (b) DIVERSA and DOW shall cooperate in the performance of the R&D Program and, subject to any confidentiality obligations to Third Parties or legal restrictions, shall exchange information [*****] as necessary to carry out the R&D Program pursuant to the provisions of this Agreement. Each Party will attempt to accommodate any reasonable request of the other Party to send or receive personnel for purposes of discussing the R&D Program. Such visits and access will be at mutually agreed times, have defined purposes, be of agreed limited duration, and be scheduled in advance. Each Party shall [*****] of their respective personnel related to these visits. It is understood that any such visiting personnel may be [*****] the R&D Program and the rights of Third Parties, which may include [*****] of the R&D Program. All personnel shall abide by the required rules for any Third Party visiting that Party's site, including, but not limited to, [*****] and other matters.

             (c) During the Research Term and for a period of [*****] years thereafter, DIVERSA and DOW shall maintain records of the R&D Program (or cause such records to be maintained) in sufficient detail and good scientific manner as will properly reflect all work done in the R&D Program and results achieved in the performance of the R&D Program. Each Party shall allow the other Party to have reasonable access to all pertinent Research [*****] generated by or on behalf of such Party with respect to each [*****] Enzyme. This retention of records may be extended if there is a legal proceeding pending (i.e., court action, or US

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                  interference or opposition involving the Intellectual
                  Property) where those records are reasonably required and a written request with the reason is provided to the Party. Nothing herein shall require, or be construed to require, that DIVERSA disclose to DOW any DIVERSA Know-How, except to the extent necessary for the filing of patent applications [*****]. DOW shall not be required to disclose to DIVERSA any DOW Know-How or any DOW [*****] on any Research [*****], Research [*****] or [*****] Enzyme, except for the reasonable information required by the RMC.

     2.1.3  Work Plans.
            ----------

            (a) In order to carry out the R&D Program, the RMC shall develop a [*****] Plan for each Research [*****] and Research [*****]. These [*****] Plans shall be in writing and attached hereto as [*****]. The [*****] Plans for each initial Research [*****] and Research [*****] will be agreed to not later than [*****] after the Effective Date and will be attached hereto as Appendix [*****] and made a part hereof. For each [*****] period during the Research Term after the period covered by the initial [*****] Plans attached hereto as Appendix [*****], [*****] Plans shall be prepared by the co-chairs of the RMC and approved by the RMC no later than [*****] days before the end of the then current [*****] period. Absent written agreement by the Parties, DIVERSA and DOW shall continue to conduct research activities within the scope of the projects set forth in the previous [*****] Plans, within the bounds of the then currently available FTEs.

            (b) Each [*****] Plan shall set forth specific, [*****] research, and development, objectives, including, without limitation, the applicable Research [*****] and Research [*****] within Areas of Interest, and resource allocations in accordance with the procedures set forth in Appendix [*****] attached hereto. Each [*****] Plan will reflect at least [*****], but no more than [*****] research milestones per year. These research milestones shall be designed to facilitate diligent development and identification of [*****] Enzymes for use in the Research [*****] or Research [*****]. The RMC will review research milestones on at least a [*****] basis. If the milestones are not met, then in the next written [*****] Plan, the RMC must
                 (i) revise these milestones and/or [*****] Plan, (ii) replace the Research [*****] or Research [*****] with another Research [*****] or Research [*****] using their good faith efforts,
                 (iii) if the replacement under (ii) is not deemed viable by the RMC, then DIVERSA and DOW agree to use their good faith efforts to permit some new [*****] in the Field to be substituted as a new [*****], or

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                 (iv) abandon that Research [*****] or Research [*****] if so requested by DOW.

            (c) If the RMC is unable to agree as to the terms of a [*****] Plan for any given [*****] period following the initial [*****] period for a [*****] Plan, by the date provided in Section 2.1.3(a), above, then the matter shall be addressed as provided in Article 13 below .

            (d) The [*****] Plans may be modified by the RMC to satisfy the requirements of the Research [*****] and Research [*****], but a written copy of each revised [*****] Plan, signed by the co-chairs, shall be supplied to each Party as an amendment to Appendix [*****].

     2.1.4  Additional Research Activities.
            ------------------------------

            (a) In the event that prior to the end of the Research Term, all research activities directed to [*****] Research [*****] and Research [*****] have been successfully completed or terminated by agreement of the Parties, then DOW shall have the right to propose to DIVERSA:

                          (i) [*****] Research [*****] or Research [*****] to be pursued in the Areas of Interest under the R&D Program, or

                          (ii) deploying the FTEs on Research [*****] and Research [*****] which are already underway, or

                          (iii) if (i) and (ii) are not available, then considering deploying, using their good faith efforts, the FTE's on Research [*****] or Research [*****] within the Areas of Interest and for which DIVERSA has [*****] or serious obligations ([*****]) to a Third Party, or

                          (iv) if (i) through (iii) are not available, then reducing the number of FTE's and [*****] for those FTEs no longer required computed in accordance with
                          Section 4.4.

                 If DIVERSA does not have [*****] with respect to the Research [*****] or Research [*****] proposed in Section 2.1.4(a)(i) or
                 (iii) and does not have a [*****] on its own behalf or with a Third Party, the Parties shall negotiate in good faith the terms on which such additional research activities

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                 may be conducted under the R&D Program. Such additional
                 research activities will only be initiated if the Parties reach written agreement on the terms thereof, including, without limitation, milestone and other payments on resulting products.

            (b) During the R&D Program DOW may also propose that additional research activities directed to [*****] and Research [*****] and Research [*****] within those Areas of Interest, using their good faith efforts, be conducted in connection with the R&D Program. In such event, the Parties shall discuss an expansion of the R&D Program, provided DIVERSA shall have no obligation to conduct any such activities with DOW unless terms for such activities are agreed to in writing by the Parties. If DIVERSA does not have a [*****] with respect to a proposed additional Research [*****]or Research [*****]on its [*****] or with a Third Party, DIVERSA will notify DOW in writing of such within [*****] days of the proposal, and within [*****] days of such notice, the RMC will implement a [*****] for each additional Research [*****] or Research [*****]. In the event the RMC fails to initiate a [*****] Plan within such [*****] day period, or if DOW notifies DIVERSA in writing that it does not intend to pursue an additional Research [*****] or Research [*****], DIVERSA shall have [*****] to DOW under this Agreement with respect to such [*****] Research [*****] or Research [*****] and may collaborate with a Third Party on such [*****] Research [*****] or Research [*****].

            (c) DOW shall further have the right during the [*****] period following the Effective Date to propose up to [*****] projects encompassed in new Areas of Interest [*****]. DIVERSA will consider such proposal, and, if the Parties agree to proceed, the Parties will negotiate a separate agreement for such a collaboration [*****]. The separate agreement will contain terms consistent with other DIVERSA agreements of this nature for [*****], including a separate [*****], and different milestone and [*****] payments.

     2.1.5  Disclosures.
            -----------

            If DIVERSA or DOW wishes to disclose any Research [*****] to a Third Party on a confidential basis, it shall first submit a description of the proposed disclosure directly to all members of the RMC for review at least [*****] prior to any such disclosure. Within [*****] of receipt of such description, the RMC shall notify DIVERSA or DOW, as the case may be, of its approval or denial of

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          such disclosure, provided such approval shall not be unreasonably withheld. Failure to provide such notice within the [*****] period shall be deemed to be consent to the proposed disclosure.

          Notwithstanding the foregoing, subject to Section 2.5, DIVERSA may provide any [*****] Enzyme under confidentiality terms at least as strict as this Agreement to a Third Party [*****] for use [*****] the Areas of Interest. DOW may provide any [*****] Enzyme under confidentiality terms at least as strict as this Agreement to any Third Party without the consent of the RMC or DIVERSA if used within the Areas of Interest if used with technology or intellectual property unavailable to DIVERSA.

     2.2  Research Management Committee.
          -----------------------------

          2.2.1  Establishment and Functions of RMC.
                 ----------------------------------

                 (a) DIVERSA and DOW hereby agree to establish the RMC. The RMC will act on behalf of the Parties and will be responsible for the planning and monitoring of the R&D Program and for setting forth specific research and development objectives, including, without limitation, (i) preparation and approval of each [*****] Plan in accordance with the procedures set forth in Appendix [*****] attached hereto and made a part hereof, (ii) determining whether research projects should be continued as active projects, and (iii) determining resource allocation for the R&D Program, so as to insure that meaningful research and development activity will be undertaken on all Research [*****] and Research [*****] in each [*****] period, taking into account that the overall research and development focus reflects both [*****] priorities.

                 (b) In planning and monitoring the R&D Program, the RMC shall assign tasks and responsibilities taking into account each Party's respective specific capabilities and expertise in order to avoid duplication and enhance efficiency and synergies. For example, [*****].

          2.2.2  RMC Membership.
                 --------------

                 DIVERSA and DOW each shall appoint, in its sole discretion, [*****] members to the RMC, including a co-chair designated by DOW and a co-chair designated by DIVERSA. Substitutes or alternates for the co-chairs

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                 or other RMC members, if any, may be appointed at any time by written notice to the other Party prior to any meeting of the RMC. All RMC members shall be full time employees of DIVERSA and DOW. If either Party desires that an employee of an Affiliate or a consultant attend an RMC meeting, then such consultant to a Party must be under confidentiality obligations to that Party having terms at least a strict as those of this Agreement, must be approved in writing to attend by the other Party, and such person has no vote in the decisions of the RMC. The initial co-chairs and other RMC members are identified in Appendix [*****] attached hereto and made a part hereof, which Appendix shall be updated in writing from time to time to reflect any changes in RMC membership.

          2.2.3  Meetings.
                 --------

                 The RMC shall meet at least quarterly, with such meetings alternating between [*****], and [*****], unless the Parties agree otherwise. The first such meeting shall be held in [*****] within [*****] days after the Effective Date at which time the initial [*****] Plans shall be finalized. Any additional meetings, other than [*****], shall be held at places and on dates selected by the co-chairs of the RMC. RMC members may participate in any such meeting in person, by telephone or by videoconference. In addition, the RMC may act without a formal meeting by a written memorandum signed by the co-chairs of the RMC. Subject to the obligations set forth in
                 Article 6, other full-time employees of each Party, in addition to the members of the RMC, may attend RMC meetings as nonvoting observers at the invitation of either Party with the prior written approval of the other Party.

          2.2.4  Minutes.
                 -------

                 The RMC shall keep minutes of its meetings that record all decisions and all actions recommended or taken. The Party hosting the meeting shall be responsible for the preparation of the meeting agenda and preparation and circulation of the draft minutes. Draft minutes shall be delivered by mail, electronic mail or facsimile to the co-chairs of the RMC within [*****] after each meeting. Any intellectual property issues that may need attention will be highlighted and forwarded to each Party's Patent Coordinator. Draft minutes shall be edited by the co-chairs and shall be issued in final form only with their approval and agreement as evidenced by their signatures on the minutes. A copy of the signed minutes shall be retained in each Party's files for at least [*****] after termination of this Agreement.

          2.2.5  Quorum; Voting; Decisions.
                 -------------------------

                 At each RMC meeting, at least [*****] members appointed by each Party shall constitute a quorum and decisions shall be made by [*****] vote. If the RMC is unable to reach agreement on any matter, such dispute shall be

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                 settled pursuant to Article 13 below.

          2.2.6  Expenses.
                 --------

                 DIVERSA and DOW shall [*****] expenses of their respective RMC members related to their participation on the RMC and attendance at RMC meetings.

     2.3  Third Party Licenses.
          --------------------

          2.3.1  DOW Responsibility.
                 ------------------

                 In the event that DOW can reasonably demonstrate that [*****] of a Third Party's patent rights would [*****] under a [*****] Plan, then DOW shall so notify DIVERSA. DIVERSA shall state whether it has obtained or is planning to obtain [*****] of the [*****] Plan to go forward. If DOW elects to [*****], then the RMC may amend the [*****] Plan if only DOW can [*****]. If DOW and DIVERSA elect not to [*****], then the [*****] Plan shall be altered by the RMC to enable the performance of the modified [*****] Plan.

          2.3.2  DIVERSA Responsibility.
                 ----------------------

                 In the event that it is necessary to [*****] to perform the R&D Program with regard to [*****] provided by DIVERSA, including, without limitation, [*****], DIVERSA will be responsible for the payment of any amounts due to Third Parties for the [*****] for the performance of the R&D Program with regard to such [*****] and the costs of [*****]. The decision [*****] shall be solely DIVERSA's, and DOW shall be notified of that decision.

                 Notwithstanding the foregoing, DIVERSA shall be responsible for [*****] for use of an [*****] Enzyme. DIVERSA and DOW shall promptly notify the other Party in writing of any allegation by a Third Party that the use of an [*****] Enzyme [*****]. If DOW believes that a [*****] to use an [*****] Enzyme, then DOW shall express its concerns to DIVERSA in writing. DIVERSA shall explain to DOW whether it agrees that a [*****] and shall provide sufficient explanation and reasons for its answer. Should DIVERSA be aware and concerned of such [*****] or be considering, instituting or have instituted a [*****], then all such [*****] by DIVERSA. The decision whether such a license is required shall be DIVERSA's. Notwithstanding the foregoing, DIVERSA shall

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                 use good faith efforts to terminate [*****].

          2.3.3  Infringement Claims.
                 -------------------

                 In the event that DOW or DIVERSA receives a written notice of an allegation of possible patent infringement from a Third Party or determines that there is such possible infringement based on (i) the use of a particular [*****], which has been or is planned to be used in the conduct of the R&D Program, or
                 (ii) the use of an [*****] Enzyme or Confidential Information of DIVERSA [*****], such Party shall, within [*****] days, notify the other Party in writing and provide an explanation of the circumstances. If such possible infringement is of concern to DOW, DIVERSA may provide a [*****] to DOW from [*****], which may be based on a [*****], explaining DIVERSA's position and the bases therefore.

                 In such event if no prior legal opinion has been done such that the [*****], then the Parties shall forward a copy of such claim to a [*****] and request that such [*****]. The cost of this review shall be borne by [*****]. If the [*****] that the activities of the R&D Program with respect to the [*****] would be found by a court of competent jurisdiction to infringe a claim of the Third Party patent which is likely to be found valid, then within [*****] days of such [*****], either

                 (i) a [*****] will be substituted by DIVERSA for use in the [*****] Enzyme in the R&D Program, subject to the approval of the RMC, or

                 (ii) DIVERSA will notify DOW that it will [*****] from such Third Party for any intellectual property rights necessary for use of the [*****] in the R&D Program pursuant to Section 2.3.2, or

                 (iii) if the claim relates to alleged infringement of [*****] used to obtain a [*****] an [*****] Enzyme, DIVERSA will determine if an alternative technology could be used that does not infringe the claim of such Third Party patent, and propose to the RMC that such [*****], whereupon any [*****] Plan relating to the aforementioned [*****] Enzyme will be modified by the RMC; or

                 (iv) the RMC may elect to cease to conduct any activity in the R&D Program requiring the use of [*****] and, if necessary, reallocate DIVERSA's FTEs to other activities within the R&D Program,

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                 If either (i), (ii), (iii), or (iv) above is not satisfied within [*****], DOW may, upon written notice to DIVERSA, immediately terminate this Agreement and cease all payments, after such notice, except for work performed prior to receipt of such notice by DIVERSA and the payment due under Section 10.4.

2.4  Post Research Term Cooperation.
     ------------------------------

     At least [*****] months prior to the expiration of the Research Term, the Parties shall meet to agree on mechanisms for coordinating and managing activities (including, but not limited to, patent prosecution and publication review) that will occur after the expiration of the Research Term which would otherwise be addressed by the RMC. Any patent applications included in Intellectual Property or Joint Intellectual Property which have not been filed shall be filed in the first instance during the Agreement Term, and both Parties shall cooperate with respect to all issues and formal papers. As part of such considerations, if any research project has not yet resulted in a Licensed [*****] and requires reasonable additional development to accomplish such result, and either the RMC notifies DOW and DIVERSA at its last meeting of this development request or DOW notifies DIVERSA not later than [*****] months after the expiration of the Research Term that DOW wishes to continue such research project with the help of DIVERSA, then DIVERSA agrees to consider in good faith the terms of such a continuation as proposed by DOW, which, in any event, will include the undertaking by DIVERSA to give to DOW access to experienced DIVERSA FTEs to be employed in the diligent continuation of the research project at the same cost as set forth in Section 4.4 hereof plus [*****]. Notwithstanding the foregoing, in no event will DIVERSA be obligated to continue any Research [*****] beyond the Research Term. Should DIVERSA elect not to continue with such incomplete [*****], then DOW is permitted to continue such [*****] in any manner, including with a Third Party, but without the use of DIVERSA Intellectual Property.

2.5  Research Exclusivity.
     --------------------

     During the Research Term, DIVERSA will not collaborate with or license the rights to any Third Party to use any [*****] Enzyme in a Research [*****] to convert a Research [*****] to a [*****], as defined in Appendix [*****], so long as DOW satisfies the diligence obligations set forth in the [*****] Plan with respect to the development of the applicable [*****] Enzyme. During the Research Term, DOW will not collaborate with or license the rights to any Third Party to evolve any enzyme in a Research [*****] to convert a Research [*****] to a [*****], as defined in Appendix [*****].

Article 3.  LICENSE RIGHTS

3.1  To DOW.
     ------

     (a) Subject to the terms and conditions of this Agreement, DIVERSA hereby grants to DOW a non-exclusive, nonsublicensable, royalty-free,

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          worldwide license under the specific DIVERSA Intellectual Property listed on Appendix [*****] and Appendix [*****] (attached hereto and made a part hereof) to all Research [*****] using any Licensed [*****] to make, have made, import, have imported, use, have used, sell, have sold and otherwise exploit Royalty Bearing Products (as defined in the License Agreement), and a royalty-free license to all DIVERSA Know-How required for DOW to commercialize Royalty Bearing Products, and the [*****] provided to DOW by DIVERSA hereunder solely to conduct the R&D Program. DOW (i) shall promptly notify DIVERSA in writing of any improvements to the DIVERSA Intellectual Property conceived of or developed by DOW during the Research Term (the "Improvements"), and
          (ii) shall irrevocably assign to DIVERSA all right, title and interest in and to such Improvements. Such Improvements shall be included in the DIVERSA Intellectual Property licensed to DOW under this Section
          3.1 and under the License Agreement.

     (b) Should DOW determine that modification of an [*****] Enzyme is required, after it has been provided to DOW by DIVERSA under the terms of this Agreement, to make the Licensed [*****] related to such [*****] Enzyme [*****], then DOW may request that DIVERSA perform such added modification under the R&D Program or, if this Agreement has terminated, then under terms to be negotiated in good faith by the Parties. DOW may use the [*****] or request that a Third Party perform the desired modifications of an [*****] Enzyme:

               (1) if DIVERSA is unwilling to perform such added modification, or

               (2) upon (i) the transfer or sale of all or substantially all of the business of DIVERSA to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise, to a [*****], or (ii) the bankruptcy, insolvency, dissolution or winding up of DIVERSA (other than dissolution or winding up for the purposes of [*****]), then DOW or its Affiliates may modify the [*****] Enzyme to make the Licensed [*****] related to the [*****] Enzyme commercially viable and DOW continues to be able to use DIVERSA Intellectual Property listed in Appendix [*****] (attached hereto and made a part hereof) solely to modify the [*****] Enzyme and/or the Licensed [*****] related to the [*****] Enzyme, provided that DOW pays DIVERSA for the [*****].

     (c) Notwithstanding the foregoing Sections 3.1 (a) and (b), DOW (or DOW with its consultants or though a separate agreement between DOW and a Third Party) may

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          conduct independent research activities outside the R&D Program, whether within the Areas of Interest or not, and [*****], but except as otherwise agreed to by DIVERSA in writing, DOW agrees that it will not itself or through any Third Party use any DIVERSA Intellectual Property, Joint Intellectual Property and/or Research [*****] to develop a [*****] Licensed [*****], except under the terms of this Agreement.

3.2  To DIVERSA.
     ----------

     Subject to the terms and conditions of this Agreement, DOW hereby grants to DIVERSA (i) a nonexclusive, nontransferable, nonsublicensable, royalty-free, worldwide research license to DOW Intellectual Property, where legally possible, and the [*****] provided to DIVERSA by DOW, solely to conduct the R&D Program, and (ii) a nonexclusive, nontransferable, nonsublicensable, royalty-free, worldwide license under any patents, trade secrets and other intellectual property Controlled by DOW that relate to [*****] Enzymes in the R&D Program.

3.3  Assignment.
     ----------

     3.3.1  DOW.
            ---

            DOW shall have the right to assign its rights in the license granted herein (or any part thereof) to an Affiliate; provided, however, that DOW shall continue to be responsible for the obligations of any such Affiliate. DOW may assign its rights hereunder in connection with the transfer or sale of all or substantially all of the business of DOW to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise.

     3.3.2  DIVERSA.
            -------

            DIVERSA shall have no right to assign its rights in the licenses granted to it by DOW pursuant to Section 3.2 hereof (or any part thereof) to any of its Affiliates or any Third Party, except in connection with the transfer or sale of all or substantially all of the business of DIVERSA to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. If DIVERSA is acquired by a Third Party [*****] for Research [*****] or if DIVERSA is controlled by merger, sale of stock, sale of assets or otherwise to a Third Party competitor, then prior to closure of such acquisition, DOW shall be informed of the identity of the Third Party competitor and at DOW's sole discretion can elect to terminate this Agreement under Section 10.4 and request in writing immediate return of all Confidential Information.

3.4  Retained Rights.
     ----------------

     3.4.1  DIVERSA.
            -------

            DIVERSA shall retain all right, title and interest in and to the DIVERSA

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            Intellectual Property and Joint Intellectual Property, except as expressly granted to DOW in Section 3.1 or in the License Agreement.

            DIVERSA may grant to Third Parties licenses under the Diversa Intellectual Property for use of [*****] Enzymes; provided, however, that such licenses do not conflict with the license granted to DOW herein or under the License Agreement, and provided that in the event the [*****] Enzyme is a [*****] provided by DOW to DIVERSA under the terms of this Agreement, DIVERSA obtains DOW's prior written consent (which may be withheld for any reason) and pays a reasonable royalty to DOW in accordance with a separate license agreement to be negotiated in good faith between the Parties. DIVERSA shall inform DOW of the application(s) for an [*****] Enzyme that is intended transferred to a Third Party if the [*****] Enzyme is a [*****] provided by DOW to DIVERSA under the terms of this Agreement.

            Notwithstanding the license granted to DOW in Section 3.1, DIVERSA shall retain the right to use all [*****] Enzymes for its own research purposes (i.e., to develop, improve and validate its technology and intellectual property).

     3.4.2  DOW.
            ---

            DOW shall retain all right, title and interest in and to the DOW Intellectual Property and Joint Intellectual Property, except as not expressly granted to DIVERSA in Section 3.2; provided, however, that during the Agreement Term, DOW shall not grant any license under the DOW Intellectual Property or Joint Intellectual Property which conflicts with the license granted to DIVERSA herein.

Article 4.  PAYMENTS

4.1  Technology Development.
     ----------------------

     Within [*****] days after the Effective Date, DOW shall pay to DIVERSA a technology development fee of One Million Five Hundred Thousand (US$1,500,000) Dollars, and shall similarly provide DIVERSA with a technology development fee of One Million Five Hundred Thousand (US$1,500,000) Dollars, during the Agreement Term, within [*****] days of each of the successive two anniversary dates of the Effective Date.

     Thus within [*****] days after the Effective date, DOW shall pay to DIVERSA a technology development fee of One Million Five Hundred Thousand (US$1,500,000) Dollars and Nine Hundred Thousand (US$900,000)
     Dollars for the first quarter FTE payment under Section 4.4 for a total of Two Million Four Hundred Thousand (US$2,400,000) Dollars.

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4.2  Milestone Payments.
     ------------------

     DOW shall make milestone payments to DIVERSA as set forth in Appendix [*****] attached hereto and made a part hereof. The RMC shall determine whether DIVERSA has achieved a milestone and shall note such decision in its signed minutes. If the RMC cannot reach a decision, then Article 13 shall control. The milestone goal achievements shall be determined [*****] by the RMC at its meeting [*****], shall be performance driven goals, and shall be paid by DOW to DIVERSA [*****] days after the determination has been made by the RMC that the milestone was met. The amount of milestone payments in a given year may be up to [*****] Dollars for all [*****] Plans.

4.3  Payments.
     --------

     All payments due under this Agreement shall be made in accord with the respective sections of Article 4 by bank wire transfer in immediately available funds to a bank account designated in writing to DOW by DIVERSA. In the event that the due date of any payment subject to this Article 4 hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day. Any late payments shall bear interest to the extent permitted by applicable law at the prime rate (as reported by the Bank of America, San Francisco, California, or its successor), on the date such payment is due plus an additional [*****], calculated on the number of days such payment is delinquent. The rights provided in this Section 4.3 shall in no way limit any other remedies available to DIVERSA hereunder.

4.4  FTE Payments.
     ------------

     4.4.1 In addition to the other payments due pursuant to this Article 4, DOW will pay to DIVERSA a nonrefundable amount of Three Million Six Hundred Thousand (US$3,600,000) Dollars per year for the 12 FTEs set forth in Section 2.1.1(d) for each of the three years of the Research Term, commencing as of the Effective Date.

     4.4.2 Payments due pursuant to the above Section 4.4.1 shall be made in advance, on or before the first day of each calendar quarter, with the first and last payments prorated in the event that the Effective Date is not the first day of a calendar quarter. Should payment be due on a Saturday, Sunday or national holiday, such payment may be paid on the following business day. In the event that the Parties agree to a different Staffing Level for any given calendar quarter, the payment set forth in this Section 4.4 shall be prorated accordingly based on a level of funding of [*****] Dollars per year per FTE. Any change in the amount of the FTE payment due in a quarter shall be reported to DOW by DIVERSA in writing [*****] days in advance of such payment.

Article 5.  LICENSE AGREEMENT; DEVELOPMENT REPORTS

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5.1  License Agreement.
     -----------------

     The Parties have entered into a License Agreement covering [*****] Enzymes and Licensed [*****] executed contemporaneously with this Agreement, a copy of which is attached hereto for reference as Appendix [*****]. DIVERSA hereby represents:

     (a)  that it is willing and able to grant to DOW

          (i) an exclusive, royalty bearing, worldwide license under the DIVERSA Intellectual Property to use the [*****] Enzymes and the [*****] the [*****] Enzymes in a Research [*****] to make, have made, use, sell, offer for sale and import Royalty Bearing Products (as defined in the License Agreement), and

          (ii) a non-exclusive, royalty bearing, worldwide license under DIVERSA Intellectual Property to improve Licensed [*****]; and

     (b) that to the best of its knowledge, there are [*****] required for DOW to practice the DIVERSA Intellectual Property.

5.2 DOW may perform research within the Areas of Interest independent of this Agreement. If DOW desires that a Third Party assist DOW in such research, it shall be in accordance with Sections 3.1, 3.3 and 3.4.

Article 6.  TREATMENT OF CONFIDENTIAL INFORMATION

6.1  Confidentiality.
     ---------------

     6.1.1  General.
            -------

            (a) DIVERSA and DOW each recognize that the other Party's Confidential Information constitutes highly valuable and proprietary confidential information. Subject to the terms and conditions of Article 8, DIVERSA and DOW agree that, except as required by applicable law, rule or regulation (including the filing and prosecution of patent applications) or judicial or administrative order, during the Agreement Term and for [*****] years thereafter, unless these terms are modified by the License Agreement after the expiration of the Agreement Term that:

                         (i) it will keep confidential and will cause its employees, consultants, and Affiliates, to keep confidential, all Confidential Information of the other Party that is disclosed to it, or to any of its employees or consultants, under or in connection with this Agreement; and

                         (ii) neither it nor any of its respective employees,
                              consultants or Affiliates shall use Confidential Information of the other Party for any purpose whatsoever, except as expressly permitted in this Agreement.

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            (b)   Notwithstanding subsection (a) above:

                         (i) either Party may disclose the other Party's Confidential Information to the extent reasonably necessary in prosecuting or defending litigation, complying with applicable governmental regulations or court orders or otherwise submitting information to tax or other governmental authorities; provided that, if a Party is required to make any such disclosure of the other Party's Confidential Information, it will give reasonable advance notice to the other Party of such disclosure and will use reasonable efforts to secure confidential treatment of such Confidential Information (whether through protective orders or otherwise); and

                         (ii) the Parties will reasonably cooperate with each other in the making of reasonable disclosures of Confidential Information to actual and potential agents, investment bankers, investors and potential investors of each Party; provided, however, that such disclosures shall be critically required for an investment objective, notice shall be provided to the Party who owns the Confidential Information to protect its rights, and only be made under the terms of a confidentiality agreement providing protections no less stringent than those contained herein.

     6.1.2  Restricted Access.
            -----------------

            (a) Disclosure of a Party's Confidential Information to any of the officers, employees, consultants or agents of the other Party shall be made only if and to the extent necessary to carry out rights and responsibilities under this Agreement, shall be limited to the maximum extent possible, consistent with such rights and responsibilities, and shall only be made to persons who are bound to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement. If DOW discloses any DIVERSA Confidential Information to [*****], it shall do so under these same terms and conditions of this Section 6.1.2.

            (b) Each Party shall use at least the same standard of care, but no less than a reasonable standard of care for this industry, as it uses to protect its own Confidential Information to ensure that its [*****], employees, agents, consultants and other representatives do not disclose or make any unauthorized use of Confidential Information of the other Party. Each Party shall promptly notify the other Party of any unauthorized use or disclosure of Confidential Information of the other Party.

            (c) Within [*****] days following termination or expiration of this Agreement, each Party will return to the other Party, or destroy, upon the written request of the other Party, all Confidential

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

                 Information disclosed to it by the other Party pursuant to this Agreement, including all copies and extracts of documents; provided that a Party may retain Confidential Information of the other Party relating to any license or right to use Intellectual Property that survives such termination and one copy of all other Confidential Information may be retained in confidential and inactive archives solely for the purpose of establishing the contents thereof and to determine the continuing obligations of each Party.

     6.1.3  Employee Confidentiality Agreements.
            -----------------------------------

            DIVERSA and DOW each represent that all of its employees and any consultants to such Party participating in the R&D Program or who shall otherwise have access to Confidential Information of the other Party are bound by written agreements to maintain such information in confidence and not to use such information except as expressly permitted herein. Each Party agrees to [*****] by which its employees and consultants are bound.

6.2  Publicity.
     ---------

     Except as expressly provided herein, neither Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party; provided, however, that either Party may make such disclosure to the extent required by law and that either Party may make a disclosure of the existence of this Agreement to its attorneys, advisers, investors, prospective investors, lenders and other financing sources, under circumstances that reasonably ensure the confidentiality thereof.

     Notwithstanding the foregoing, the Parties shall mutually agree upon a press release to announce the execution of this Agreement, together with a corresponding Q&A outline for use in responding to inquiries about the Agreement; thereafter, DOW and DIVERSA may each disclose to Third Parties the information contained in such press release and Q&A outline without the need for further approval by the other Party. In no event shall the financial terms of this Agreement be publicly disclosed, except to the extent required by any Securities and Exchange Commission filings or regulations, but all financial terms must be redacted prior to submission. In addition, DIVERSA may (i) make public statements regarding Licensed [*****] by announcing in general terms the achievement of milestones, following consultation with DOW and with the prior written consent of DOW, and (ii) without the prior consent of DOW, make public statements, without identifying DOW, regarding the overall success rate(s) achieved by and/or for its customers with the use of its technology, including a general description of activities undertaken in connection with the R&D Program, and success of such activities. DOW is free to make public statements, press releases, and the like, with respect to Licensed [*****].

6.3  Publication.
     -----------

     A Party wishing to publish or otherwise publicly disclose its Research [*****] shall first submit a draft of the proposed manuscripts simultaneously to all members of the RMC

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

     for review by the other Party at least [*****] days prior to any submission for publication or other public disclosure. To avoid loss of patent rights as a result of premature public disclosure of patentable information, the reviewing Party shall notify the submitting Party in writing within [*****] days after receipt of such proposed disclosure whether the reviewing Party desires that a patent application be filed on any invention disclosed in such proposed disclosure. In the event that the reviewing Party desires such filing, the submitting Party shall withhold publication or disclosure of such proposed disclosure until the earlier of (i) the date a patent application is filed thereon, or (ii) the date the Parties determine after consultation that no patentable invention exists, or (iii) [*****] days after receipt by the submitting Party of the reviewing Party's written notice of the reviewing Party's desire to file such patent application. If the proposed disclosure contains Confidential Information of the reviewing Party that is subject to nondisclosure obligations under this Article 6, the submitting Party agrees to remove such Confidential Information upon request of the reviewing Party.

Article 7.  INTELLECTUAL PROPERTY RIGHTS

7.1  Disclosure of Inventions.
     ------------------------

     Each Party shall promptly inform the RMC of all Research [*****] relevant to the progress of each [*****] Plan towards its pre-agreed goals, in accordance with a procedure established by the RMC.

7.2  Ownership.
     ---------

     All intellectual property rights, which are in possession of either Party as of the Effective Date, shall remain in the possession of that Party. Ownership of inventions conceived of during the course of the collaboration in the Areas of Interest (the "Inventions") will be as follows:

     7.2.1  DIVERSA Intellectual Property Rights.
            ------------------------------------

            DIVERSA shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any DIVERSA Research Results.

     7.2.2  DOW Intellectual Property Rights.
            --------------------------------

            DOW shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any DOW Research Results.

     7.2.3  Joint Intellectual Property Rights.
            ----------------------------------

            DOW and DIVERSA shall jointly own all Joint Research Results.

     7.2.4  Inventions Relating to [*****] Enzymes or Licensed Products.
            -----------------------------------------------------------

            Notwithstanding the foregoing, (i) DIVERSA will own all Inventions relating to compositions of matter, uses or methods of, or otherwise involving, any [*****] Enzyme or [*****] except for Joint Intellectual Property

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            or [*****] supplied by DOW, and (ii) DOW will own all Inventions relating to compositions of matter, uses or methods of, or otherwise involving, products made by Licensed [*****] in the Areas of Interest. If the product made by the Licensed [*****] is within the Field but outside the Areas of Interest, then DOW shall have a right of first refusal for a reasonable time to obtain rights for that use under a separate license agreement.

7.3  Patent Coordinators.
     -------------------

     DIVERSA and DOW shall each appoint a patent coordinator ("Patent Coordinator") who shall serve as such Party's primary liaison with the other Party on matters relating to ownership of Inventions, inventorship, patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinator from DIVERSA is [*****] and from DOW is [*****].

7.4  Inventorship.
     ------------

     Except as specifically provided above, ownership of Inventions and inventorship shall be determined by the Patent Coordinators in accordance with United States patent law. If the Patent Coordinators can not agree on inventorship or ownership of Inventions, then a neutral patent attorney acceptable to both Parties shall make the determination, with each Party [*****].

7.5  Deposits.
     --------

     Should deposits of the [*****] Enzyme or Licensed [*****] be desired by either Party to support the filing of a patent application, both Parties agree to cooperate to enable and obtain such deposit. Ownership of and costs for the deposit shall be borne by the Party responsible in accordance with Article 8.

Article 8. PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

     The following provisions relate to the filing, prosecution and maintenance of Patent Rights claiming Inventions.

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8.1  Filing and Prosecution of Patents.
     ---------------------------------

     8.1.1  Primary Responsibilities.
            ------------------------

            In consultation with the Patent Coordinators, the RMC will coordinate the determination of what patents will be filed on Research [*****]. Unless the RMC agrees otherwise in writing, the Parties shall have the following responsibilities for patent filing, prosecution and maintenance (including the defense of interferences, oppositions and similar proceedings) (collectively, "Patent Activities"):

            (a)  Royalty Bearing Products (as defined in the License Agreement).
                 --------------------------------------------------------------
                 DOW will be responsible, at its sole expense, for Patent Activities with respect to Inventions made by DIVERSA or DOW or Jointly Developed relating primarily to Royalty Bearing Products and [*****] that use [*****] Enzymes and/or [*****] Enzymes that make Royalty Bearing Products (as defined in the License Agreement) in accordance with Section 7.2.4 (ii).

            (b)  Improved Enzymes.  DIVERSA will be responsible, at its sole
                 -----------------
                 expense, for Patent Activities with respect to Inventions made by DIVERSA or DOW or Jointly Developed relating primarily to [*****] Enzymes in accordance with Section 7.2.4 (i).

            (c)  All Other Inventions.  DOW will be responsible, at its sole
                 --------------------
                 expense, for Patent Activities with respect to Inventions made solely by DOW not otherwise covered in Section 8.1.1 (a) and
                 (b). DIVERSA will be responsible, at its sole expense, for Patent Activities with respect to Inventions made solely by DIVERSA not otherwise covered in Section 8.1.1 (a) and (b). In the case of Inventions Jointly Developed not otherwise covered in Section 8.1.1, Patent Activities shall be conducted by outside counsel, reasonably acceptable to both Parties, with equal control and joint responsibility for costs incurred in connection with the applicable Patent Activities.

     8.1.2  Cooperation.
            -----------

            In each case in Section 8.1.1 above, the Party responsible for Patent Activities for the applicable patent applications (the "Responsible Party") shall use reasonable efforts to obtain patent coverage that is as broad as possible to [*****] thereof. Each Party shall be kept informed of all substantive matters relating to the preparation and prosecution of all patent applications under the Joint Patent Rights.

8.2  Elective Termination of Rights.
     ------------------------------

     If at any time the Responsible Party does not wish to file any patent application or

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     wishes to discontinue the prosecution or maintenance of any Patent Rights claiming any [*****] Enzyme or Licensed [*****] filed in any country, it shall promptly give notice of such intention to the other Party. The latter shall have the right, [*****], to assume responsibility for the filing, prosecution or maintenance of any such Patent Rights on a country-by-country basis at its own expense, by giving notice to the Responsible Party of such intention within [*****] days. No assignment of Patent Rights shall occur to the other Party unless specifically agreed to under appropriate negotiated terms and conditions. In any such case, the Party declining such responsibilities shall not grant any Third Party a license under its interest in the applicable Patent Rights in the applicable country or countries and may not practice the applicable Patent Rights for any commercial use (but may practice, royalty free such Patent Rights for research use) without the prior written consent of the other Party. The other Party will bear the costs of Patent Activities with respect to all Patent Rights for which it has assumed responsibility pursuant to this Section 8.2.

Article 9.  LEGAL ACTION

9.1  Actual or Threatened Infringement.
     ---------------------------------

     9.1.1  Notice.
            ------

            In the event either Party becomes aware any where in the world of any actual or threatened commercially material infringement or unauthorized possession, knowledge or use of any Patent Rights (collectively, an "Infringement"), that Party shall, within 60 days, notify the other Party and provide it with all available details to the extent it is legally permitted to do so. The [*****].

     9.1.2  Primary Responsibility.
            ----------------------

            (a) Notwithstanding the foregoing, if the Parties do not otherwise agree on a course of action, DOW shall have primary responsibility for the prosecution, prevention or termination of any Infringement of DOW's Patent Rights hereunder, at DOW's expense and with the sharing of recoveries as specified below.

            (b) DIVERSA shall have primary responsibility for the prosecution, prevention or termination of any Infringement of DIVERSA's Patent Rights, at DIVERSA's expense and with the sharing of recoveries as specified below.

            If either Party which has primary responsibility as described in (a) or (b) above determines that it is necessary or desirable for the other Party to join any such suit, action or proceeding, the other Party shall execute all papers and perform such other acts as may be reasonably required in the circumstances, at the

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            expense of the Party which has primary responsibility.

     9.1.3  Jointly-Owned Patents.
            ---------------------

            In the event of an Infringement of Joint Patent Rights, the Parties shall agree which Party will have the rights and responsibilities of abating such Infringement, and how the expenses and any recovery thereof shall be shared. In this event, the responsible Party shall [*****], and shall keep the other Party fully informed as to the status of such matters. In the event only one Party wishes to pursue such proceeding, it shall have the right to proceed alone, at its expense, and may retain any recovery, and the other Party agrees, at the request and expense of the Party initiating such action, to cooperate and join in any proceedings in the event that a Third Party asserts that the co-owner of such Joint Invention is necessary or indispensable to such proceedings.

     9.1.4  Costs.
            -----

            DOW shall bear the cost of any proceeding or suit under this Section
            9.1 brought by DOW; DIVERSA shall bear the cost of any such proceeding or suit brought by DIVERSA. In each such case, the Responsible Party shall have the right first to [*****] in such suit or in [*****] incurred by such Party, including [*****]. The remainder shall [*****] so incurred. Any remaining amounts or any non-monetary recovery shall be kept by the Responsible Party. If the suit results in damages being owed to a Third Party, then the Responsible Party [*****], except if the suit is based on Joint Patent Rights and both Parties are actively involved, then the costs and damages are to [*****].

     9.1.5  Separate Counsel.
            ----------------

            Each Party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted under this Section 9.1 by the other Party for an Infringement.

     9.1.6  Standing.
            --------

            If either Party lacks standing and the other Party has standing to bring any such suit, action or proceeding as specified above, then the Responsible Party may request the other Party to do so at the Responsible Party's expense. The Party with standing is under no obligation to comply with such request, but rather is free to refuse such request.

     9.1.7  Cooperation.
            -----------

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

            In any action under this Section 9.1, each Party shall fully cooperate with and assist the other Party as reasonably requested. No suit regarding DIVERSA Intellectual Property or Joint Intellectual Property may be settled by DOW without DIVERSA's prior written consent. No suit regarding DOW Intellectual Property or Joint Intellectual Property may be settled by DIVERSA without DOW's prior written consent.

9.2  Defense of Claims Asserted by Third Parties Against DOW.
     -------------------------------------------------------

     DOW shall indemnify DIVERSA for the development, manufacture, use, handling, storage, sale or other disposition of Licensed [*****] or Research [*****] by DOW or its Affiliates during the Agreement Term.

9.3. Defense of Claims Asserted by Third Parties Against DIVERSA.
     -----------------------------------------------------------

     DIVERSA shall indemnify DOW for the development, manufacture, use, handling, storage, sale or other disposition of [*****] Enzyme or Research [*****] by DIVERSA or its Affiliates during the Agreement Term.

9.4  Notice.
     ------
     DOW or DIVERSA shall notify the other in accord with Section 14.1 of any suits or claims or proceedings brought against it under Section 9.2 or 9.3, respectively.

Article 10.  TERMINATION AND DISENGAGEMENT

10.1 Term.
     ----

     This Agreement shall be effective as of the Effective Date and, unless otherwise terminated earlier pursuant to this Agreement, shall continue in full force and effect until the end of the Agreement Term. Nevertheless, this Agreement may be terminated at any time upon mutual written agreement of the Parties, provided that DOW pays any actual costs to DIVERSA done under the [*****] Plans until the date of termination.

10.2 Material Breach.  In the event either Party has materially breached or
     ---------------
     defaulted in the performance of any of its obligations hereunder, the nonbreaching Party may terminate this Agreement. A material breach of this Agreement by a Party shall be deemed to have occurred:

          (a) upon the failure of a Party to pay, when due, any amount due hereunder to the other Party, if such Party has not paid the amount due within [*****] days after receiving notice from the non-breaching Party of such failure to pay; or

          (b) upon breach of any other material obligation or condition by a Party, if such Party has not cured such breach within [*****] days after receiving written notice from the nonbreaching Party of such breach. For this purpose a breach of a material obligation must result from a failure to meet that Party's representations,

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             warrantees, covenants or performance under the [*****] Plan.

10.3 Bankruptcy.
     ----------

     10.3.1 If either Party (the "Insolvent Party") files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [*****] days of the filing thereof, then the other Party may, at its sole election upon notice to the Insolvent Party, terminate this Agreement by written notice to such Party.

     10.3.2 All rights and licenses granted under or pursuant to this Agreement shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses or rights to "intellectual property" as defined under Section 101(52) of the U.S. Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this Agreement.

10.4 Termination by DOW.
     ------------------

     DOW may terminate this Agreement upon [*****] days prior written notice to DIVERSA; provided, however, that DOW shall pay to DIVERSA (i) [*****] upon termination of this Agreement during the [*****] following the Effective Date, and (ii) [*****] upon termination of this Agreement during the [*****] following the Effective Date. DOW may immediately terminate this Agreement in accord with Section 3.3.2 by providing [*****] days written notice to DIVERSA and providing payment of any remaining technology development fees of Section 4.1 (but no payment of any remaining FTE fees under Section 4.4). Notwithstanding the foregoing, DIVERSA will not refund DOW any portion of any payments made under Section 4.4.

10.5 Effect of Termination; Accrued Obligations.
     ------------------------------------------

     10.5.1  Accrued Obligations.
             -------------------

             Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

     10.5.2  Licenses.
             --------

             (i) In the event that DOW terminates this Agreement to DIVERSA, pursuant to Section 10.2, then the R&D Program shall immediately terminate and all

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             payments due by DOW to DIVERSA shall immediately terminate. This
             Agreement relates to research rights only and all commercial rights are stated in the License Agreement and are not affected hereby.

       (ii) In the event DOW terminates the Agreement pursuant to Section 10. 3.1, the licenses granted to DIVERSA in Article 3 shall terminate.

       (iii) In the event DIVERSA terminates the Agreement pursuant to Section 10.3.1, the licenses granted to DOW in Article 3 shall terminate.

10.6 Surviving Provisions.
     --------------------

     Articles 12, 13 and 14 and Sections 6.1, 6.2, 7.2, 7.5, 10.5, 11.1.4 and
     11.1.5 of this Agreement shall survive the expiration or termination of this Agreement for any reason.

Article 11.  REPRESENTATIONS AND WARRANTIES

11.1 Mutual Representations.
     ----------------------

     DIVERSA and DOW each represents and warrants as follows:

     11.1.1  Organization.
             ------------

             It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

     11.1.2  Authorization.
             -------------

             The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

     11.1.3  Binding Agreement.
             -----------------

             This Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions.

     11.1.4  Warranty Disclaimer.
             -------------------

             The Parties acknowledge that the research activities contemplated hereunder are experimental, and that the R&D Program may not be successful. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER

             PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY CONFIDENTIAL INFORMATION, PATENT RIGHTS, KNOW-HOW, [*****] ENZYMES, LICENSED [*****], OR OTHER TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, ISSUED OR PENDING, WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

     11.1.5  Limited Liability.
             -----------------

             EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER DIVERSA NOR DOW WILL BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR
             (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR
             SERVICES.

Article 12.  INDEMNIFICATION

12.1 Indemnification.
     ----------------

     Neither Party shall indemnify the other Party nor its Affiliates, or respective officers, directors, employees and agents and its respective successors, heirs and assigns ("Indemnitees") except for Sections 9.2 and 9.3, its respective gross negligence, or failure to perform using its reasonable best efforts under the [*****] Plans. This paragraph does not limit either Party's other remedies available to it under the laws.

12.2 Procedure.
     ---------

     A Party that intends to claim indemnification under this Article 12 (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates or their directors, officers, employees, agents, consultants or counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel of its own choice.

     The indemnity agreement in this Article 12 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability

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     to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 12.

     At the Indemnitor's request, the Indemnitee under this Article 12, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

Article 13.  DISPUTE RESOLUTION

13.1 Informal Dispute Resolution.
     ---------------------------

     13.1.1  Senior Officials.
             ----------------

             The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Agreement Term, which relates to either Party's rights or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to the [*****] of DIVERSA and the [*****] of DOW, or their successors or counterparts, for resolution by good faith negotiations within [*****] days after such notice is received at a [*****].

     13.1.2  Interim Conduct.
             ---------------

             If the Parties are unable to reach agreement with respect to a [*****] Plan pursuant to Section 13.1.1, then such dispute shall be resolved as described in Section 13.2 below.

13.2 Arbitration.
     -----------

     Any dispute under this Agreement, except one that arises with respect to determination of Research [*****] or Research [*****], which is not settled by mutual consent pursuant to Section 13.1, shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (or such rules as are appropriate to the dispute) by three independent, neutral arbitrators having at least 15 years of experience in the areas of the contested issues and appointed in accordance with said rules. The procedures or rules for the arbitration may be modified by mutual consent of the Parties, including having mediation rather than an arbitration conducted. Any arbitration shall be in English held in [*****]. The arbitrators shall determine what discovery shall be permitted, consistent with the goal of limiting the cost and time that the Parties must expend for discovery; provided, however, that the arbitrators shall permit such discovery, as they deem necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. Except as otherwise expressly

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     provided in this Agreement, the costs of the arbitration, including administrative and arbitrator fees, shall be [*****] by the Parties and each Party shall bear its own costs and attorneys' and witness' fees incurred in connection with the arbitration.

     A disputed performance or suspended performance(s) pending the resolution of the arbitration must be completed within a reasonable time period following the final decision of the arbitrators.

     Any arbitration subject to this Article 13 shall be completed within [*****] from the filing of notice of a request for such arbitration and a written decision with reasons therefore provided to the Parties. Any decision shall be deemed confidential and not disclosed to any Third Party. Should a Party believe that reporting the decision is required by governmental regulation, then the Parties shall mutually agree as to the content of such report.

     Any decision which requires a monetary payment shall require such payment to be payable in United States dollars, free of any tax or other deduction.

     The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrators. If a decision is not complied with by a Party, then any award or decision may be entered in a court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement.

Article 14.  MISCELLANEOUS

14.1 Notices.
     -------

     All notices (including, but not limited to, legal matters and copies of the signed RMC minutes) shall be in writing mailed via certified mail, return receipt requested, or overnight express mail, courier providing evidence of delivery, addressed as follows, or to such other address as may be designated by notice so given from time to time:

                 If to DOW:               THE DOW CHEMICAL COMPANY
                                          [*****]


                 If to DIVERSA:           DIVERSA CORPORATION
                                          10665 Sorrento Valley Road
                                          San Diego, California   92121
                                          Attention:  Chief Executive Officer
     Notices shall be deemed given as of the date received.

     If the notice relates to scientific matters, such as the RMC, a [*****] Plan, a Research [*****], or a Research [*****], the notice for the Parties is to be supplied and received in the manner described above but sent to:

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                 If to DOW:               THE DOW CHEMICAL COMPANY
                                          [*****]


                 If to DIVERSA:           DIVERSA CORPORATION.
                                          10665 Sorrento Valley Road
                                          San Diego, California 92121
                                          Attention:  Jay M. Short, Ph.D.

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

14.2 Governing Law and Jurisdiction.
     -------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of principles of conflicts of law.

14.3 Binding Effect.
     --------------

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

14.4 Headings.
     --------

     Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

14.5 Counterparts.
     ------------

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

14.6 Amendment; Waiver.
     -----------------

     This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. Nevertheless, Appendices [*****] may be amended by the signatures of the co-chairs of the RMC to a revised Appendix, which must then be supplied to the persons for notice under Section 14.1, and Appendices [*****] may be amended by the signatures of both Patent Coordinators listed in Section 7.3. The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

14.7 No Agency or Partnership.
     ------------------------

     Nothing contained in this Agreement shall give either Party the right to bind the other Party, or be deemed to constitute either Party as an agent for the other Party or as a partner with the other Party or any Third Party.

14.8 Assignment and Successors.
     -------------------------

     Except as expressly provided herein, this Agreement may not be assigned by either Party without the prior written consent of the other Party, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any

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       purchaser or other transferee of all or substantially all of its assets in the line of business to which this Agreement pertains, or to any successor corporation resulting from any merger or consolidation of such Party with or into another entity, subject, however, in the case of DIVERSA to the restriction set forth in Section 3.3.2. In the event of any merger or consolidation by a Party into another entity, such Party shall promptly notify the other Party in writing of such merger or consolidation and the obligations under this Agreement shall be maintained and performed by the successor entity unless modified in accord with Section 14.6.

14.9   Force Majeure.
       -------------

       Neither DOW nor DIVERSA shall be liable to the other Party for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any other cause beyond the reasonable control of a Party, and notice of such prevention of performance is promptly provided by the non-performing Party to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to remove the condition. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

14.10  Interpretation.
       --------------

       The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

14.11  Integration: Severability.
       -------------------------

       This Agreement (including the Exhibits attached hereto) together with the License Agreement sets forth all of the agreements and understandings between the Parties with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to the same.

       If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected. If possible, the invalid provision shall be replaced with a valid provision, which meets the intent of the Parties.

14.12  Approvals.
       ---------

       DOW shall be responsible, at its expense, for obtaining any approvals from governmental entities which may be required under applicable law for the development of Research [*****] or Licensed [*****], and shall use its best efforts to obtain all necessary

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       approvals as soon as reasonable. DIVERSA shall be responsible, at its expense, for obtaining any approvals from governmental entities which may be required under applicable law for the shipment of [*****] Enzymes to DOW to perform its obligations under the R&D Program.

14.13  Export Controls.
       ---------------

       This Agreement is made subject to any restrictions concerning the export of Licensed [*****], Research [*****], Research [*****] or Intellectual Property (collectively, "Technology") from the United States that may be imposed upon either Party from time to time by laws or regulations of the United States. Neither Party will export, directly or indirectly, any Technology to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce, Bureau of Export Administration, or other agency of the United States government when required by applicable statute or regulation.

       IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate as of the last signature date below, by their duly authorized representatives. This Agreement is intended to be signed concurrently with the License Agreement and shall not be effective until the License Agreement has also been executed by both Parties.


                                         THE DOW CHEMICAL COMPANY


Date:______________________________      By:_________________________________
                                                Fernand Kaufmann
                                                Vice President
                                                New Businesses and Strategic
                                                Development

                                         DIVERSA CORPORATION


Date:_______________________________     By:_________________________________
                                                Jay M. Short, Ph.D.
                                                Chief Executive Officer

13 Appendix Enc.:
Appendix A-1:     [*****]
Appendix A-2:     [*****]
Appendix A-3:     [*****]
Appendix B-1:     [*****]
Appendix B-2:     [*****]
Appendix B-3:     [*****]
                  [*****]

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Appendix B-4:  [*****]

Appendix C:    [*****]
Appendix D:    [*****]
Appendix E:    [*****]
Appendix F:    [*****]
Appendix G:    [*****]
Appendix H:    [*****]

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

                               APPENDIX [*****]

               RESEARCH [*****] AND/OR RESEARCH [*****]

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                                 [*****] PLANS

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

                               APPENDIX [*****]

                                RMC MEMBERSHIP

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                                 APPENDIX A-3

                                RMC MEMBERSHIP

The following employees of DIVERSA will represent DIVERSA as the company's initial RMC members:

[*****]

[*****]

[*****]


The following employees of DOW will represent DOW as the company's initial RMC members:

[*****]

[*****]

[*****]

[*****]
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

                               APPENDIX [*****]

        PATENT RIGHTS DURING THE AGREEMENT TERM UNDER THE [*****] PLANS

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                      DIVERSA PATENT RIGHTS WHICH [*****]

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

                               APPENDIX [*****]

      PATENT RIGHTS DIRECTED TO [*****] RESEARCH [*****] AND/OR RESEARCH
                                    [*****]

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

                               APPENDIX [*****]

        SPECIFIC [*****] DIVERSA PATENT RIGHTS USED TO [*****] ENZYMES

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

                               APPENDIX [*****]

                                    [*****]



                  Title/Subject                       Filing Date            Serial No.
------------------------------------------------------------------------------------------
[*****]


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

                               APPENDIX [*****]

                                    [*****]

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                                    [*****]

[*****].

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                               LICENSE AGREEMENT

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

                               APPENDIX [*****]

                            [*****] PLAN PROCEDURES

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

                                  APPENDIX E

                                    [*****]

[*****]

I.   [*****]

[*****]

  1. [*****];

  2. [*****]; and

  3. [*****].

II.  [*****]

[*****]:

  1. [*****];

  2. [*****];

  3. [*****];

  4. [*****]; and

  5. [*****].

III. [*****]

[*****]:

  1. [*****]; and

  2. [*****].

IV.  [*****]

                                              * Confidential Treatment Requested

[*****].

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                          MATERIAL TRANSFER AGREEMENT

                                              * Confidential Treatment Requested

                                   APPENDIX F

                          MATERIAL TRANSFER AGREEMENT


Effective as of                 , (the "Effective Date") this Agreement ("MTA")
is made and entered into by and between Diversa Corporation, a Delaware corporation with headquarters at 10665 Sorrento Valley Road, San Diego, CA 92121 (hereinafter "DIVERSA") and The Dow Chemical Company, a Delaware corporation with headquarters at 2030 Dow Center, Midland, Michigan 48674 (hereinafter "DOW"), collectively known as "The Parties".

WHEREAS, DIVERSA will provide DOW with certain proprietary genes as set forth below and hereinafter referred to as "Material" pursuant to the terms and conditions of this Agreement; and

     WHEREAS, DOW desires to use the Material for purposes of research to be conducted under the Collaborative Research Agreement between the Parties dated July 22, 1999 (the "Agreement") and is willing to receive the Material pursuant to the terms and conditions of this MTA.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties mutually agree to the following terms:

1.  DIVERSA will provide to DOW the following Material: [TO BE DETERMINED]

2. DOW agrees that the Material shall be used solely for the purpose research under the Agreement and shall not be used for any other purpose whatsoever.

3. The Material delivered hereby is experimental in nature. DIVERSA MAKES NO WARRANTIES, EXPRESS OR IMPLIED INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4. Information transferred under this MTA, including but not limited to the Material and all information related to the Material, shall be "Confidential Information". DOW shall not disclose to third parties any Confidential Information received from DIVERSA hereunder, provided, however, that DOW shall have no obligations to DIVERSA with respect to the use, or disclosure to others not party to this Agreement of such information which;

    a) prior to disclosure was known to or in the possession of DOW as evidenced by its written records; or
    b) is or becomes publicly known during the term of this MTA, other than through a breach of DOW's obligations hereunder; or
    c) is received from a third party having no obligations of confidentiality to DIVERSA hereunder; or






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      d)    is developed by DOW independently of any disclosures made under this
MTA as evidenced by its written records; or
      e) is required by law or bona fide legal process to be disclosed provided that DOW takes all reasonable notice to DIVERSA or
      f)    is authorized to be released in written release by DIVERSA.

5. DOW shall not modify the Materials in any way reverse engineer the Material use the Materials for reproduction, offer the Materials or any derivative thereof for resale, or use the Materials in any form of human or animal testing except as provided in the Agreement.

6. DOW agrees that the Material method of using the Material or any other material that could not have been made but for the Material, shall not be sold or otherwise transferred to any third party except as provided in the Agreement.

7. In the event that DOW provides DIVERSA with DOW's Material all the provisions above shall be construed to bind DIVERSA in the place of DOW in an identical manner. DIVERSA acknowledges that it has received Material from DOW under another research agreement for use as a dehalogenase enzyme, which Material may be used under this MTA for the present Agreement.

8. This MTA and rights thereunder shall not be assigned or transferred directly or indirectly in whole or in part by the Parties except as provided in the Agreement.

9. This MTA shall become effective beginning on the Effective Date and through the term of the Agreement.

10.  This MTA may be terminated as set forth in the Agreement.

11. The Parties represent and warrant that each has the authority to undertake the obligations set forth in the MTA without breaching or violating any contractual or statutory obligation owed to another.

12. The provisions of this MTA are severable and in the event any provisions of this MTA are determined to be held invalid or unenforceable under any controlling body of law such invalidity or unenforceability shall not in any way affect the validity and enforceability of the remaining provisions hereof.

13. This MTA shall be construed in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

After receipt of the executed Agreement, DIVERSA will arrange to provide DOW with the materials.

IN WITNESS WHEREOF, the Parties have, through duly authorized representatives, executed this MTA, effective as of the date forth above.

                                              * Confidential Treatment Requested

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THE DOW CHEMICAL COMPANY                DIVERSA CORPORATION


_________________________________       _________________________________



Name:____________________________       Name:____________________________


Title:___________________________       Title:___________________________

Date:____________________________       Date:____________________________

                               APPENDIX [*****]

                               LICENSED [*****]

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

                               APPENDIX [*****]

                               RESEARCH [*****]

                                              * Confidential Treatment Requested

                               APPENDIX [*****]

                               RESEARCH [*****]

                                              * Confidential Treatment Requested